UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05770

Exact name of registrant as specified in charter:	Aberdeen Chile Fund, Inc.

Address of principal executive offices:	c/o 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. c/o 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	December 31

Date of reporting period:	9/30/10

Item 1: Schedule of Investments

Aberdeen Chile Fund, Inc.
Portfolio of Investments
September 30, 2010 (unaudited)

No. of Shares	Description	Value

EQUITY SECURITIES-99.9%
AIRLINES-5.8%
348,500	Lan Airlines S.A.	$ 10,236,309

BEVERAGES-7.8%
544,283	Cia Cervecerías Unidas S.A.	6,133,242
560,000	Coca-Cola Embonor S.A., PNA (a)	1,042,076
556,000	Embotelladora Andina S.A., PNB	2,678,548
1,640,000	Viña Concha y Toro S.A.	3,933,423
		13,787,289

CHEMICALS-8.0%
119,650	Sociedad Química y Minera de Chile S.A., Class B, ADR	5,771,916
172,500	Sociedad Química y Minera de Chile S.A., PNB	8,345,911
		14,117,827

COMMERCIAL BANKS-13.0%
74,820	Banco de Crédito e Inversiones	4,486,570
198,886,987	Banco Santander Chile	18,504,941
		22,991,511

ELECTRIC UTILITIES-9.1%
34,000,000	Enersis S.A.	16,028,120

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS-11.1%
10,806,000	Empresa Nacional de Electricidad S.A.	19,549,554

INDUSTRIAL CONGLOMERATES-15.9%
1,490,389	Empresas COPEC S.A.	27,934,201

MULTILINE RETAIL-12.3%
811,421	Empresas La Polar S.A.	6,073,285
1,604,083	S.A.C.I. Falabella	15,608,011
		21,681,296

PAPER & FOREST PRODUCTS-13.4%
435,713	Empresas CMPC S.A.	23,603,185

REAL ESTATE MANAGEMENT & DEVELOPMENT-1.2%
1,063,000	Parque Arauco S.A.	2,076,987

WATER UTILITIES-2.3%
2,740,500	Inversiones Aguas Metropolitanas S.A.	4,091,060

	Total Investments-99.9% (cost $53,497,268)	176,097,339

	Cash and Other Assets in Excess of Liabilities-0.1%	168,506

	Net Assets-100.0%	$ 176,265,845

(a)	Illiquid security.
ADR	American Depositary Receipts.
PNA	Preferred Shares, Class A.
PNB	Preferred Shares, Class B.

Security Valuation - Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Fund’s Board. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund is required to disclose information regarding the fair value measurements of a Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices in active markets for identical investments.
Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, information provided by the General Partner or investee companies such as publicly traded prices, financial statements, capital statements, recent transactions, and general market conditions.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund's investments carried at value:

Investments, at value	Level 1*	Level 2*	Level 3*	Balance as of 09/30/2010
Airlines	$ 10,236,309	$ –	$ –	$ 10,236,309
Beverages	13,787,289	–	–	13,787,289
Chemicals	14,117,827	–	–	14,117,827
Commercial Banks	22,991,511	–	–	22,991,511
Electric Utilities	16,028,120	–	–	16,028,120
Independent Power Producers & Energy Traders	19,549,554	–	–	19,549,554
Industrial Conglomerates	27,934,201	–	–	27,934,201
Multiline Retail	21,681,296	–	–	21,681,296
Paper & Forest Products	23,603,185	–	–	23,603,185
Real Estate Management & Development	2,076,987	–	–	2,076,987
Water Utilities	4,091,060	–	–	4,091,060
Total	$ 176,097,339	$ –	$ –	$ 176,097,339
* At September 30, 2010 , there were no significant transfers in or out of Level 1, Level 2 and Level 3 fair value measurements.

For the period ending September 30, 2010, there have been no significant changes to the fair value methodologies.

Short-Term Investment - The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., the Fund’s custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

Federal Income Tax Cost - At September 30, 2010, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $ 53,497,268, $ 123,063,801, $ (463,730) and $122,600,071, respectively.

Other information regarding the Fund is available in the Fund’s most recent Report to Shareholders. This information is also available on the website of the Securities and Exchange Commission at www.sec.gov.

Subsequent Events- Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no adjustments were required to as of September 30, 2010.

Item 2: Controls and Procedures

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities and Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3: Exhibits

1. The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Chile Fund, Inc.

By:          /s/ Christian Pittard__________
Christian Pittard,
President of
Aberdeen Chile Fund, Inc.

Date: November 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:           /s/ Christian Pittard__________
Christian Pittard,
President of
Aberdeen Chile Fund, Inc.

                Date: November 24, 2010

By:          /s/ Andrea Melia__________
Andrea Melia,
Treasurer of
Aberdeen Chile Fund, Inc.

Date: November 24, 2010